                                                                    Exhibit 31.1

I, ReiJane Huai, Chief Executive Officer of FalconStor  Software,  Inc., certify that:

1.   I have reviewed this quarterly report on Form 10-Q of FalconStor  Software,
     Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this quarterly report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in  this  report,  fairly  present  in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e))  and internal  control over financial  reporting  (as  defined  in  Exchange  Act Rules  13a-15(f)  and
     15d-15(f)) for the registrant and we have:

          a)   designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

          b)   designed such  internal  controls over  financial  reporting,  or caused such  internal  controls  over  financial  reporting to be designed under our supervision,  to provide reasonable  assurance
               regarding  the   reliability  of  financial   reporting  and  the
               preparation  of financial  statements  for  external  purposes in accordance with generally accepted accounting principles;

          c)   evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report based on such evaluation; and

          d)   disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's most recent fiscal quarter (the registrant's  fourth fiscal  quarter  in  the  case  of an  annual  report)  that  has materially  affected,  or  is  reasonably  likely  to  materially
               affect,   the   registrant's   internal  control  over  financial
               reporting; and

5.   The registrant's  other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          a)   all  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability  to  record,  process,  summarize  and  report  financial information; and

          b)   any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting.

Date:     November 9, 2006                  /s/  Reijane Huai
                                            ------------------------------------
                                            ReiJane Huai
                                            Chief Executive Officer